EXHIBIT A

RULE 424(b)(3)FORM F6 #:
333115868

EFFECTIVE APRIL 12, 2012 THE
COMPANY HAS CHANGED ITS NAME
TO NETEASE, INC.





EXHIBIT A
AMERICAN DEPOSITARY SHARES
Each American Depositary Share
represents one hundred (100)
deposited Shares)
THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES,
PAR VALUE OF $ 0.0001 EACH,
OF
NETEASE.COM, INC.
(INCORPORATED UNDER THE LAWS OF
THE CAYMAN ISLANDS)
The Bank of New York, as
depositary (hereinafter called
the Depositary), hereby
certifies that ________________,
or registered assigns IS THE
OWNER OF _____________________
AMERICAN DEPOSITARY SHARES
representing deposited Ordinary
Shares, par value of $0.0001
each (herein called Shares), of
Netease.com, Inc., incorporated
with limited liability under the
laws of the Cayman Islands
(herein called the Company).  At
the date hereof, each American
Depositary Share represents one
hundred (100) Shares deposited
or subject to deposit under the
Deposit Agreement (as such term
is hereinafter defined) at the
principal Hong Kong office of
The Hongkong and Shanghai
Banking Corporation Limited
(herein called the Custodian).
The Depositarys Corporate Trust
Office is located at a different
address than its principal
executive office.  Its Corporate
Trust Office is located at 101
Barclay Street, New York, N.Y.
10286, and its principal
executive office is located at
One Wall Street, New York, N.Y.
10286.


THE DEPOSITARYS CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y. 10286



      1.	T
HE DEPOSIT AGREEMENT.
This American Depositary Receipt
is one of an issue (herein
called Receipts), all issued and
to be issued upon the terms and
conditions set forth in the
deposit agreement, dated as of
July 6, 2000 (herein called the
Deposit Agreement), by and among
the Company, the Depositary, and
all Owners and Beneficial Owners
from time to time of Receipts
issued thereunder, each of whom
by accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth the
rights of Owners and Beneficial
Owners of the Receipts and the
rights and duties of the
Depositary in respect of the
Shares deposited thereunder and
any and all other securities,
property and cash from time to
time received in respect of such
Shares and held thereunder (such
Shares, securities, property,
and cash are herein called
Deposited Securities).  Copies
of the Deposit Agreement are on
file at the Depositarys
Corporate Trust Office in New
York City and at the office of
the Custodian.
            The statements made
on the face and reverse of this
Receipt are summaries of certain
provisions of the Deposit
Agreement and are qualified by
and subject to the detailed
provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall
have the meanings set forth in
the Deposit Agreement.
      2.	S
URRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.
            Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and
upon payment of the fee of the
Depositary provided in this
Receipt, and subject to the
terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery,
to him or upon his order, of the
Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of
such Deposited Securities may be
made by the delivery of (a)
certificates in the name of the
Owner hereof or as ordered by
him or certificates properly
endorsed or accompanied by
proper instruments of transfer
and (b) any other securities,
property and cash to which such
Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the Depositary,
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall
be at the risk and expense of
the Owner hereof.
      3.	T
RANSFERS, SPLITUPS, AND
COMBINATIONS OF RECEIPTS.
            The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt may
be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the same
aggregate number of American
Depositary Shares as the Receipt
or Receipts surrendered.  As a
condition precedent to the
execution and delivery,
registration of transfer,
splitup, combination, or
surrender of any Receipt or
withdrawal of any Deposited
Securities, the Depositary, the
Custodian, or Registrar may
require payment from the
depositor of the Shares or the
presentor of the Receipt of a
sum sufficient to reimburse it
for any tax, stamp duty or other
governmental charge and any
stock transfer or registration
fee with respect thereto
(including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof satisfactory
to it as to the identity and
genuineness of any signature and
may also require compliance with
any regulations the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt,
including, without limitation,
this Article 3.
            The delivery of
Receipts against deposit of
Shares generally or against
deposit of particular Shares may
be suspended, or the transfer of
Receipts in particular instances
may be refused, or the
registration of transfer of
outstanding Receipts generally
may be suspended, during any
period when the transfer books
of the Depositary are closed in
accordance with Section 5.01 of
the Deposit Agreement, or if any
such action is deemed necessary
or advisable by the Depositary
or the Company at any time or
from time to time because of any
requirement of law or of any
government or governmental body
or commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject to
the provisions of the following
sentence.  Notwithstanding
anything to the contrary in the
Deposit Agreement or this
Receipt, the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be suspended
subject only to (i) temporary
delays caused by closing the
transfer books of the Depositary
or the Company or the deposit of
Shares in connection with voting
at a shareholders meeting, or
the payment of dividends, (ii)
the payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal of
the Deposited Securities.
Without limitation of the
foregoing, the Depositary shall
not knowingly accept for deposit
under the Deposit Agreement any
Shares required to be registered
under the provisions of the
Securities Act of 1933, unless a
registration statement is in
effect as to such Shares.
      4.	L
IABILITY OF OWNER OR
BENEFICIAL OWNER FOR TAXES.
            If any tax or other
governmental charge shall become
payable with respect to any
Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner or Beneficial Owner hereof
to the Depositary.  The
Depositary may refuse to effect
any transfer of this Receipt or
any withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt until
such payment is made, and may
withhold any dividends or other
distributions, or may sell for
the account of the Owner or
Beneficial Owner hereof any part
or all of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt, and
may apply such dividends or
other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge and the
Owner or Beneficial Owner hereof
shall remain liable for any
deficiency.
      5.	W
ARRANTIES ON DEPOSIT OF SHARES.
            Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent and
warrant that such Shares and
each certificate therefor are
validly issued, fully paid,
nonassessable, and free of any
preemptive rights of the holders
of outstanding Shares and that
the person making such deposit
is duly authorized so to do.
Every such person shall also be
deemed to represent that such
Shares and the Receipts
evidencing American Depositary
Shares representing such Shares
would not be Restricted
Securities.  Such
representations and warranties
shall survive the deposit of
Shares and issuance of Receipts.
      6.	F
ILING PROOFS, CERTIFICATES, AND
OTHER INFORMATION.
            Any person presenting
Shares for deposit or any Owner
or Beneficial Owner of a Receipt
may be required by the Company,
the Depositary or the Custodian
from time to time to file with
the Depositary or the Custodian
such proof of citizenship or
residence, legal or beneficial
ownership, exchange control
approval, or such information
relating to the registration on
the books of the Company or the
Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and warranties,
as the Depositary or the Company
may deem necessary or proper.
The Depositary may withhold the
delivery or registration of
transfer of any Receipt or the
distribution of any dividend or
sale or distribution of rights
or of the proceeds thereof or
the delivery of any Deposited
Securities until such proof or
other information is filed or
such certificates are executed
or such representations and
warranties made.  If requested
in writing, the Depositary shall
promptly provide the Company, at
the expense of the Company, with
copies of originals of (i) any
such proofs of citizenship or
residence, legal or beneficial
ownership, or exchange control
approval that it receives, and
(ii) any other information or
documents that the Company may
reasonably request and the
Depositary shall require from
the Owners or Beneficial Owners.
No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in the Cayman
Islands or Hong Kong which is
then performing the function of
the regulation of currency
exchange.
      7.	C
HARGES OF DEPOSITARY.
            The Company agrees to
pay the fees, reasonable
expenses and outofpocket charges
of the Depositary and those of
any Registrar only in accordance
with agreements in writing
entered into between the
Depositary and the Company from
time to time.  The Depositary
shall present its statement for
such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole
account of the Depositary.
The following charges shall be
incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or
to whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock
dividend or stock split declared
by the Company or an exchange of
stock regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of the
Deposit Agreement), whichever
applicable: (1) taxes, stamp
duty and other governmental
charges, (2) such registration
fees as may from time to time be
in effect for the registration
of transfers of Shares generally
on the Share register of the
Company or Foreign Registrar and
applicable to transfers of
Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or
withdrawals under the terms of
the Deposit Agreement, (3) such
cable, telex and facsimile
transmission expenses as are
expressly provided in the
Deposit Agreement, (4) such
expenses as are incurred by the
Depositary in the conversion of
foreign currency pursuant to
Section 4.05 of the Deposit
Agreement, (5) a fee of $5.00 or
less per 100 American Depositary
Shares (or portion thereof) for
the execution and delivery of
Receipts pursuant to
Section 2.03, 4.03 or 4.04 of
the Deposit Agreement and the
surrender of Receipts pursuant
to Section 2.05 or 6.02 of the
Deposit Agreement, (6) a fee of
$.02 or less per American
Depositary Share (or portion
thereof) for any cash
distribution made pursuant to
Sections 4.01 through 4.04 of
the Deposit Agreement, (7) a fee
of $1.50 or less per certificate
for a Receipt or Receipts for
transfers made pursuant to
Section 2.04 of the Deposit
Agreement and (8) a fee for the
distribution of securities
pursuant to Section 4.02 of the
Deposit Agreement, such fee
being in an amount equal to the
fee for the execution and
delivery of American Depositary
Shares referred to above which
would have been charged as a
result of the deposit of such
securities (for purposes of this
clause (8) treating all such
securities as if they were
Shares), but which securities
are instead distributed by the
Depositary to Owners.
            The Depositary,
subject to Article 8 hereof, may
own and deal in any class of
securities of the Company and
its affiliates and in Receipts.
      8.	P
RERELEASE OF RECEIPTS.
            The Depositary may
issue Receipts against the
delivery by the Company (or any
agent of the Company recording
Share ownership) of rights to
receive Shares from the Company
(or any such agent).  No such
issue of Receipts will be deemed
a PreRelease that is subject to
the restrictions of the
following paragraph.
            Unless requested in
writing by the Company to cease
doing so, the Depositary may,
notwithstanding Section 2.03 of
the Deposit Agreement, execute
and deliver Receipts prior to
the receipt of Shares pursuant
to Section 2.02 of the Deposit
Agreement (PreRelease).  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation of
Receipts which have been
PreReleased, whether or not such
cancellation is prior to the
termination of such PreRelease
or the Depositary knows that
such Receipt has been
PreReleased.  The Depositary may
receive Receipts in lieu of
Shares  in satisfaction of a
PreRelease.  Each PreRelease
will be (a) preceded or
accompanied by a written
representation and agreement
from the person to whom Receipts
are to  be delivered (the
PreReleasee) that the
PreReleasee, or its customer,
(i) owns the shares or Receipts
to be remitted, as the case may
be, (ii) assigns all beneficial
rights, title and interest in
such Shares or Receipts, as the
case may be, to the Depositary
in its capacity as such and for
the benefit of the Owners, and
(iii) will not take any action
with respect to such Shares or
Receipts, as the case may be,
that is inconsistent with the
transfer of beneficial ownership
(including, without the consent
of the Depositary, disposing of
such Shares or Receipts, as the
case may be), other than in
satisfaction of such PreRelease,
(b) at all times fully
collateralized with cash, U.S.
government securities or such
other collateral as the
Depositary determines, in good
faith, will provide
substantially similar liquidity
and security, (c) terminable by
the Depositary on not more than
five (5) business days notice,
and (d) subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of Shares not deposited but
represented by American
Depositary Shares outstanding at
any time as a result of
PreReleases will not normally
exceed thirty percent (30%) of
the Shares deposited hereunder;
provided, however, that the
Depositary reserves the right to
disregard such limit from time
to time as it deems reasonably
appropriate, and may, with the
prior written consent of the
Company, change such limit for
purposes of general application.
The Depositary will also set
Dollar limits with respect to
PreRelease transactions to be
entered into hereunder with any
particular PreReleasee on a
casebycase basis as the
Depositary deems appropriate.
For purposes of enabling the
Depositary to fulfill its
obligations to the Owners under
the Deposit Agreement, the
collateral referred to in clause
(b) above shall be held by the
Depositary as security for the
performance of the PreReleasees
obligations to the Depositary in
connection with a PreRelease
transaction, including the
PreReleasees obligation to
deliver Shares or Receipts upon
termination of a PreRelease
transaction (and shall not, for
the avoidance of doubt,
constitute Deposited Securities
hereunder).
            The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.
      9.	T
ITLE TO RECEIPTS.
            It is a condition of
this Receipt and every
successive Owner and Beneficial
Owner of this Receipt by
accepting or holding the same
consents and agrees, that title
to this Receipt when properly
endorsed or accompanied by
proper instruments of transfer,
is transferable by delivery with
the same effect as in the case
of a negotiable instrument under
the laws of New York; provided,
however, that the Depositary,
notwithstanding any notice to
the contrary, may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to distribution
of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes.
      10.	V
ALIDITY OF RECEIPT.
            This Receipt shall
not be entitled to any benefits
under the Deposit Agreement or
be valid or obligatory for any
purpose, unless this Receipt
shall have been executed by the
Depositary by the manual
signature of a duly authorized
signatory of the Depositary;
provided however that such
signature may be a facsimile if
a Registrar for the Receipts
shall have been appointed and
such Receipts are countersigned
by the manual or facsimile
signature of a duly authorized
officer of the Registrar.
      11.	R
EPORTS; INSPECTION OF TRANSFER
BOOKS.
            The Company is
subject to the periodic
reporting requirements of the
Securities Exchange Act of 1934
and, accordingly, files certain
reports with the Securities and
Exchange Commission (hereinafter
called the Commission).  Such
reports and communications will
be available for inspection and
copying at the public reference
facilities maintained by the
Commission located at 450 Fifth
Street, N.W., Washington, D.C.
20549.
            The Depositary will
make available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both
(a) received by the Depositary
as the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.  The
Depositary will also send to
Owners of Receipts copies of
such reports when furnished by
the Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy
soliciting material, furnished
to the Depositary by the Company
shall be furnished in English to
the extent such materials are
required to be translated into
English pursuant to any
regulations of the Commission.
            The Depositary will
keep books, at its Corporate
Trust Office, for the
registration of Receipts and
transfers of Receipts which at
all reasonable times shall be
open for inspection by the
Owners and the Company provided
that such inspection shall not
be for the purpose of
communicating with Owners of
Receipts in the interest of a
business or object other than
the business of the Company or a
matter related to the Deposit
Agreement or the Receipts.

      12.	D
IVIDENDS AND DISTRIBUTIONS.
            Whenever the
Depositary or a Custodian
receives any cash dividend or
other cash distribution on any
Deposited Securities, the
Depositary will, if at the time
of receipt thereof any amounts
received in a foreign currency
can in the judgment of the
Depositary be converted on a
reasonable basis into United
States dollars transferable to
the United States, and subject
to the Deposit Agreement,
promptly convert such dividend
or distribution into dollars and
will promptly distribute the
amount thus received (net of the
fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement) to the Owners of
Receipts entitled thereto;
provided, however, that in the
event that the Company or the
Depositary is required to
withhold and does withhold from
any cash dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing
such Deposited Securities shall
be reduced accordingly.
            Subject to the
provisions of Section 4.11 and
5.09 of the Deposit Agreement,
whenever the Depositary receives
any distribution other than a
distribution described in
Section 4.01, 4.03 or 4.04 of
the Deposit Agreement, the
Depositary will, subject to all
applicable laws, cause the
securities or property received
by it to be distributed to the
Owners entitled thereto, in any
manner that the Depositary may
deem equitable and practicable
for accomplishing such
distribution; provided, however,
that if in the opinion of the
Depositary such distribution
cannot be made proportionately
among the Owners of Receipts
entitled thereto, or if for any
other reason the Depositary
deems such distribution not to
be feasible, the Depositary may
(after consultation with the
Company where practicable) adopt
such method as it may deem
equitable and practicable for
the purpose of effecting such
distribution, including, but not
limited to, the public or
private sale of the securities
or property thus received, or
any part thereof, and the net
proceeds of any such sale (net
of the fees and expenses of the
Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement) will be distributed
by the Depositary to the Owners
of Receipts entitled thereto all
in the manner and subject to the
conditions described in Section
4.01 of the Deposit Agreement.
            If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may distribute to
the Owners of outstanding
Receipts entitled thereto,
additional Receipts evidencing
an aggregate number of American
Depositary Shares representing
the amount of Shares received as
such dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with respect
to the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any
tax or other governmental charge
as provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees and expenses
of the Depositary as provided in
Article 7 hereof and
Section 5.09 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds, all
in the manner and subject to the
conditions described in Section
4.01 of the Deposit Agreement.
If additional Receipts are not
so distributed (except pursuant
to the preceding sentence), each
American Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.
            In connection with
any distribution to Owners or
Beneficial Owners and the
related remittance of any amount
to any appropriate government or
regulatory authority required to
be withheld by the Company or
the Depositary and owing to such
authority, the Company or its
agent may request from the
Depositary, and the Depositary
will forward to the Company or
its agent, such information from
its records to enable the
Company or its agent to comply
with any request from or
requirement of such authority.
The Depositary will use
reasonable efforts to make and
maintain arrangements to assist
Owners and Beneficial Owners to
receive any tax credits or other
benefits which may be available
now or in the future relating to
dividend payments or other
distributions on the Shares or
Deposited Securities.  In the
event that the Depositary
determines that any distribution
in property (including Shares
and rights to subscribe
therefor) is subject to any tax
or other governmental charge
which the Depositary is
obligated to withhold, the
Depositary may by public or
private sale dispose of all or a
portion of such property
(including Shares and rights to
subscribe therefor) in such
amounts and in such manner as
the Depositary deems necessary
and practicable to pay any such
taxes or charges, and the
Depositary shall distribute the
net proceeds of any such sale
after deduction of such taxes or
charges to the Owners of
Receipts entitled thereto.
      13.	R
IGHTS.
            In the event that the
Company shall offer or cause to
be offered to the holders of any
Deposited Securities any rights
to subscribe for additional
Shares or any rights of any
other nature, the Depositary,
after consultation with the
Company, shall have discretion
as to the procedure to be
followed in making such rights
available to any Owners entitled
thereto or in disposing of such
rights on behalf of any Owners
entitled thereto and making the
net proceeds available to such
Owners or, if by the terms of
such rights offering or for any
other reason, the Depositary may
not either make such rights
available to any Owners or
dispose of such rights and make
the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse.
If at the time of the offering
of any rights the Depositary
determines in its discretion
(after consultation with the
Company where practicable) that
it is lawful and feasible to
make such rights available to
all or certain Owners but not to
other Owners, the Depositary may
distribute to any Owner to whom
it determines the distribution
to be lawful and feasible, in
proportion to the number of
American Depositary Shares held
by such Owner, warrants or other
instruments therefor in such
form as it deems appropriate.
            In circumstances in
which rights would otherwise not
be distributed, if an Owner of
Receipts requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable to
the American Depositary Shares
of such Owner under the Deposit
Agreement, the Depositary will
make such rights available to
such Owner upon written notice
from the Company to the
Depositary that (a) the Company
has elected in its sole
discretion to permit such rights
to be exercised and (b) such
Owner has executed such
documents as the Company has
determined in its sole
discretion are reasonably
required under applicable law.
            If the Depositary has
distributed warrants or other
instruments for rights to all or
certain Owners, then upon
instruction from such an Owner
pursuant to such warrants or
other instruments to the
Depositary to exercise such
rights, upon payment by such
Owner to the Depositary for the
account of such Owner of an
amount equal to the purchase
price of the Shares or the
acquisition price of any other
rights to be received upon the
exercise of the rights, and upon
payment of the fees and expenses
of the Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on behalf
of such Owner, exercise the
rights and purchase the Shares
or other rights, and the Company
shall cause the Shares or rights
so purchased to be delivered to
the Depositary on behalf of such
Owner.  As agent for such Owner,
the Depositary will cause the
Shares or rights so purchased to
be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall, pursuant
to Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the
case of a distribution pursuant
to the second paragraph of this
Article 13, such Receipts shall
be legended in accordance with
applicable U.S. laws, and shall
be subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer under
such laws.
            If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the rights,
warrants or other instruments in
proportion to the number of
American Depositary Shares held
by the Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of
the fees and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and
conditions of the Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restrictions
or the date of delivery of any
Receipt or otherwise.
            The Depositary will
not offer rights to Owners
unless both the rights and the
securities to which such rights
relate are either exempt from
registration under the
Securities Act of 1933 with
respect to a distribution to all
Owners or are registered under
the provisions of such Act;
provided, that nothing in the
Deposit Agreement shall create
any obligation on the part of
the Company to file a
registration statement with
respect to such rights or
underlying securities or to
endeavor to have such a
registration statement declared
effective.  If an Owner of
Receipts requests the
distribution of warrants or
other instruments,
notwithstanding that there has
been no such registration under
such Act, the Depositary shall
not effect such distribution
unless it has received an
opinion from recognized counsel
in the United States for the
Company upon which the
Depositary may rely that such
distribution to such Owner is
exempt from such registration,
provided, however, the Company
shall have no obligation to
cause its counsel to issue such
opinion at the request of such
Owner.
            The Depositary shall
not be responsible for any
reasonable failure to determine
that it may be lawful or
feasible to make such rights
available to Owners in general
or any Owner in particular.
      14.	C
ONVERSION OF FOREIGN
CURRENCY.
            Whenever the
Depositary or the Custodian
shall receive foreign currency,
by way of dividends or other
distributions or the net
proceeds from the sale of
securities, property or rights,
and if at the time of the
receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable basis
into Dollars and the resulting
Dollars transferred to the
United States, the Depositary
shall promptly convert or cause
to be converted, by sale or in
any other manner that it may
determine, such foreign currency
into Dollars, and such Dollars
shall be promptly distributed to
the Owners entitled thereto or,
if the Depositary shall have
distributed any warrants or
other instruments which entitle
the holders thereof to such
Dollars, then to the holders of
such warrants and/or instruments
upon surrender thereof for
cancellation.  Such distribution
may be made upon an averaged or
other practicable basis without
regard to any distinctions among
Owners on account of exchange
restrictions, the date of
delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion into
Dollars incurred by the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.  The Company shall
not incur any liability to any
Owner or Beneficial Owner as a
result of any currency
conversion transaction.
            If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file such application for
approval or license, if any, as
it may deem desirable.
            If at any time the
Depositary shall determine that
in its judgment any foreign
currency received by the
Depositary or the Custodian is
not convertible on a reasonable
basis into Dollars transferable
to the United States, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign currency
(or an appropriate document
evidencing the right to receive
such foreign currency) received
by the Depositary to, or in its
discretion may hold such foreign
currency uninvested and without
liability for interest thereon
for the respective accounts of,
the Owners entitled to receive
the same.
            If any such
conversion of foreign currency,
in whole or in part, cannot be
effected for distribution to
some of the Owners entitled
thereto, the Depositary may in
its discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by the
Depositary to, or hold such
balance uninvested and without
liability for interest thereon
for the respective accounts of,
the Owners entitled thereto.
      15.	R
ECORD DATES.
            Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever the Depositary shall
receive notice of any meeting of
holders of Shares or other
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall find it
necessary or convenient, the
Depositary shall fix a record
date, which date shall (x) be
the same date, to the extent
practicable, as the record date
for the Deposited Securities or
(y) if different, after
consultation with the Company,
be fixed to be a date as soon
thereafter as practicable
(a) for the determination of the
Owners of Receipts who shall be
(i) entitled to receive such
dividend, distribution or rights
or the net proceeds of the sale
thereof or (ii) entitled to give
instructions for the exercise of
voting rights at any such
meeting, (b) on or after which
each American Depositary Share
will represent the changed
number of Shares or (c) for any
other matter, subject to the
provisions of the Deposit
Agreement.
      16.	V
OTING OF DEPOSITED SECURITIES.
            Upon receipt of
notice of any meeting of holders
of Shares or other Deposited
Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to
the Owners of Receipts a notice,
the form of which notice shall
be in the sole discretion of the
Depositary (after consultation
with the Company if
practicable), which shall
contain (a) such information as
is contained in such notice of
meeting received by the
Depositary from the Company,
(b) a statement that the Owners
of Receipts as of the close of
business on a specified record
date will be entitled, subject
to any applicable provision of
Cayman Islands law or Hong Kong
law and of the Memorandum and
Articles of Association of the
Company, to instruct the
Depositary as to the exercise of
the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by their
respective American Depositary
Shares, and (c) a statement as
to the manner in which such
instructions may be given
including an express indication
that if no instruction is
received, an instruction may be
given on behalf of such Owner in
accordance with the last
sentence of this paragraph to
the Depositary to give a
discretionary proxy to a person
designated by the Company.  Upon
the written request of an Owner
of a Receipt on such record
date, received on or before the
date established by the
Depositary for such purpose, the
Depositary shall endeavor
insofar as practicable to vote
or cause to be voted the amount
of Shares or other Deposited
Securities represented by such
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions
set forth in such request.  The
Depositary shall not vote or
attempt to exercise the right to
vote that attaches to the Shares
or other Deposited Securities,
other than in accordance with
such instructions.
            If no instructions
are received by the Depositary
from any Owner with respect to
any of the Deposited Securities
represented by the American
Depositary Shares evidenced by
such Owners Receipts on or
before the date established by
the Depositary for such purpose,
the Depositary shall deem such
Owner to have instructed the
Depositary to give a
discretionary proxy to a person
designated by the Company with
respect to such Deposited
Securities  and the Depositary
shall give a discretionary proxy
to a person designated by the
Company to vote such Deposited
Securities, provided that no
such instruction shall be deemed
given and no such discretionary
proxy shall be given with
respect to any matter as to
which the Company notifies the
Depositary (and the Company
agrees to provide such
notification as promptly as
reasonably practicable in
writing) and (x) the Company
does not wish such proxy given,
(y) in the opinion of the
Company, substantial opposition
exists or (z) such matter
materially and adversely affects
the rights or holders of Shares,
provided further that the
Company shall have no liability
to any Owner or Beneficial Owner
resulting from such
notification.
      17.	C
HANGES AFFECTING DEPOSITED
SECURITIES.
            In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply, upon any
change in nominal value, change
in par value, splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of assets
affecting the Company or to
which it is a party, any
securities which shall be
received by the Depositary or a
Custodian in exchange for or in
conversion of or in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent, subject
to the Deposit Agreement and all
applicable laws in addition to
the existing Deposited
Securities, the right to receive
the new Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered pursuant
to the following sentence.  In
any such case the Depositary
may, and shall at the Companys
request, execute and deliver
additional Receipts as in the
case of a dividend in Shares, or
call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.
            Immediately upon the
occurrence of any change,
conversion, exchange or other
event covered by Section 4.08 of
the Deposit Agreement in respect
of the Deposited Securities, the
Depositary shall give notice
thereof in writing to all
Owners.
      18.	L
IABILITY OF THE COMPANY AND
DEPOSITARY.
            Neither the
Depositary nor the Company nor
any of their respective
directors, employees, agents or
affiliates shall incur any
liability to any Owner or
Beneficial Owner of any Receipt,
if by reason of any provision of
any present or future law or
regulation of the United States,
the Peoples Republic of China or
any other country, or of any
other governmental or regulatory
authority or stock exchange, or
by reason of any provision,
present or future, of the
Memorandum and Articles of
Association of the Company, or
by reason of any provision of
any securities issued or
distributed by the Company, or
any offering or distribution
thereof, or by reason of any act
of God or war or other
circumstances beyond its
control, the Depositary or the
Company shall be prevented,
delayed or forbidden from or be
subject to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement or Deposited
Securities it is provided shall
be done or performed; nor shall
the Depositary or the Company or
any of their respective
directors, employees, agents or
affiliates incur any liability
to any Owner or Beneficial Owner
of a Receipt by reason of any
nonperformance or delay, caused
as aforesaid, in the performance
of any act or thing which by the
terms of the Deposit Agreement
it is provided shall or may be
done or performed, or by reason
of any exercise of, or failure
to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the terms
of a distribution pursuant to
Section 4.01, 4.02 or 4.03 of
the Deposit Agreement, or an
offering or distribution
pursuant to Section 4.04 of the
Deposit Agreement, such
distribution or offering may not
be made available to Owners of
Receipts, and the Depositary may
not dispose of such distribution
or offering on behalf of such
Owners and make the net proceeds
available to such Owners, then
the Depositary shall not make
such distribution or offering,
and shall allow any rights, if
applicable, to lapse, in each
such case without liability to
the Company or the Depositary.
Neither the Company nor the
Depositary nor any of their
officers, employees and agents
assumes any obligation or shall
be subject to any liability
under the Deposit Agreement to
Owners or Beneficial Owners of
Receipts, except that the
Company and the Depositary agree
to perform their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be subject
to any liability with respect to
the validity or worth of the
Deposited Securities.  Neither
the Depositary nor the Company
shall be under any obligation to
appear in, prosecute or defend
any action, suit, or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it in
expense or liability, unless
indemnity satisfactory to it
against all expense and
liability shall be furnished as
often as may be required, and
the Custodian shall not be under
any obligation whatsoever with
respect to such proceedings, the
responsibility of the Custodian
being solely to the Depositary.
Neither the Depositary nor the
Company shall be liable for any
action or nonaction by it in
reliance upon the advice of or
information from legal counsel,
accountants, any person
presenting Shares for deposit,
any Owner or Beneficial Owner of
a Receipt, or any other person
believed by it in good faith to
be competent to give such advice
or information.  The Depositary
shall not be responsible for any
failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such
vote, provided that any such
action or nonaction is without
negligence or bad faith and in
accordance with the terms of the
Deposit Agreement.  The
Depositary shall not be liable
for any acts or omissions made
by a successor depositary
whether in connection with a
previous act or omission of the
Depositary or in connection with
a matter arising wholly after
the removal or resignation of
the Depositary, provided that in
connection with the issue out of
which such potential liability
arises, the Depositary performed
its obligations without
negligence or bad faith and in
accordance with the terms of the
Deposit Agreement while it acted
as Depositary.  The Company
agrees to indemnify the
Depositary, its directors,
employees, agents and affiliates
and any Custodian against, and
hold each of them harmless from,
any liability or expense
(including, but not limited to,
the expenses of counsel) which
may arise out of acts performed
or omitted, in accordance with
the provisions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either the
Depositary or a Custodian or
their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising out
of the negligence or bad faith
of either of them, or (ii) by
the Company or any of its
directors, employees, agents and
affiliates.  No disclaimer of
liability under the Securities
Act of 1933 is intended by any
provision of the Deposit
Agreement.
      19.	R
ESIGNATION AND REMOVAL OF THE
DEPOSITARY; APPOINTMENT OF
SUCCESSOR CUSTODIAN.
            The Depositary may at
any time resign as Depositary
under the Deposit Agreement by
written notice of its election
so to do delivered to the
Company, such resignation to
take effect upon the appointment
of a successor depositary and
its acceptance of such
appointment as provided in the
Deposit Agreement.  The
Depositary may at any time be
removed by the Company by
written notice of such removal,
effective upon the appointment
of a successor depositary and
its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.
      20.	A
MENDMENT.
            The form of the
Receipts and any provisions of
the Deposit Agreement may at any
time and from time to time be
amended by written agreement
between the Company and the
Depositary without the consent
of Owners or Beneficial Owners
of Receipts in any respect which
they may deem necessary or
desirable.  Any amendment which
shall impose or increase any
fees or charges (other than
taxes and other governmental
charges, registration fees and
cable, telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to
outstanding Receipts until the
expiration of 30 days after
notice of such amendment shall
have been given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the time
any amendment so becomes
effective shall be deemed, by
continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the Deposited
Securities represented thereby
except in order to comply with
mandatory provisions of
applicable law.
      21.	T
ERMINATION OF DEPOSIT
AGREEMENT.
            The Depositary at any
time at the direction of the
Company, shall terminate the
Deposit Agreement by mailing
notice of such termination to
the Owners of all Receipts then
outstanding at least 90 days
prior to the date fixed in such
notice for such termination.
The Depositary may likewise
terminate the Deposit Agreement
by mailing notice of such
termination to the Company and
the Owners of all Receipts then
outstanding if at any time 90
days shall have expired after
the Depositary shall have
delivered to the Company a
written notice of its election
to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination, the
Owner of a Receipt will, upon
(a) surrender of such Receipt at
the Corporate Trust Office of
the Depositary, (b) payment of
the fee of the Depositary for
the surrender of Receipts
referred to in Section 2.05 of
the Deposit Agreement, and (c)
payment of any applicable taxes
or governmental charges, be
entitled to delivery, to him or
upon his order, of the amount of
Deposited Securities represented
by the American Depositary
Shares evidenced by such
Receipt.  If any Receipts shall
remain outstanding after the
date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall
suspend the distribution of
dividends to the Owners thereof,
and shall not give any further
notices or perform any further
acts under the Deposit
Agreement, except that the
Depositary shall continue to
collect dividends and other
distributions pertaining to
Deposited Securities, shall sell
rights and other property as
provided in the Deposit
Agreement, and shall continue to
deliver Deposited Securities,
together with any dividends or
other distributions received
with respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each case,
the fee of the Depositary for
the surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges).
At any time after the expiration
of one year from the date of
termination, the Depositary may
sell the Deposited Securities
then held under the Deposit
Agreement and may thereafter
hold uninvested the net proceeds
of any such sale, together with
any other cash then held by it
thereunder, unsegregated and
without liability for interest,
for the pro rata benefit of the
Owners of Receipts which have
not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.
After making such sale, the
Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds
and other cash (after deducting,
in each case, the fee of the
Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the
terms and conditions of the
Deposit Agreement, and any
applicable taxes or governmental
charges) and except for its
obligations to the Company under
Section 5.08 of the Deposit
Agreement. Upon the termination
of the Deposit Agreement, the
Company shall be discharged from
all obligations under the
Deposit Agreement except for its
obligations to the Depositary
with respect to indemnification,
charges, and expenses.
      22.	D
ISCLOSURE OF BENEFICIAL
OWNERSHIP.
            To the extent that
provisions of or governing any
Deposited Securities may require
the disclosure of beneficial or
other ownership of Deposited
Securities, other Shares and
other securities to the Company
and may provide for blocking
transfer and voting or other
rights to enforce such
disclosure or limit such
ownership, the Depositary shall
use its reasonable efforts to
comply with Company instructions
as to Receipts in respect of any
such enforcement or limitation
and Owners and Beneficial Owners
shall comply with all such
disclosure requirements and
ownership limitations and shall
cooperate with the Depositarys
compliance with such Company
instruction
      23.	O
WNERSHIP RESTRICTIONS.
            The Company may
restrict, in such manner as it
deems appropriate, transfers of
Receipts where such transfer may
result in the total number of
Shares represented by the
American Depositary Shares
evidenced by the Receipts
beneficially owned by a single
Owner or Beneficial Owner
exceeding the limits under any
applicable law or the Companys
Memorandum and Articles of
Association.  The Company may,
in such manner as it deems
appropriate, instruct the
Depositary to take action with
respect to the ownership
interest of any Owner or
Beneficial Owner in excess of
the limitation set forth in the
preceding sentence, including
but not limited to a mandatory
sale or disposition on behalf of
any Owner or Beneficial Owner in
the Receipt of the Shares
represented by the American
Depositary Shares evidenced by a
Receipt or Receipts held by such
Owner or Beneficial Owner in
excess of such limitations, if
and to the extent such
disposition is permitted by
applicable law.
      24.	C
OMPLIANCE WITH U.S. SECURITIES
LAWS.
            Notwithstanding
anything in the Deposit
Agreement or this Receipt to the
contrary, the Company and the
Depositary each agrees that it
will not exercise any rights it
has under the Deposit Agreement
to prevent the withdrawal or
delivery of Deposited Securities
in a manner which would violate
the U.S. securities laws,
including, but not limited to,
Section I.A.(1) of the General
Instructions to the Form F6
Registration Statement, as
amended from time to time, under
the Securities Act of 1933.



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